Statement of Additional Information Supplement	May 12, 2017

Putnam VT Growth and Income Fund
Statement of Additional Information dated April 30, 2017

Effective immediately, the section INVESTMENT RESTRICTIONS is supplemented to replace similar disclosure with the following:

(4)(b) (Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Putnam VT Growth and Income Fund, Putnam VT Multi-Cap Value Fund and Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

SAI_vt – 5/17